EXHIBIT 99.1

Lakeland Bancorp Reports a 25% Increase in Earnings Per Share

OAK RIDGE, N.J., Oct. 26, 2016 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”) reported the following results as of September 30, 2016:

  Net income for the third quarter of 2016 was $11.3 million, or $0.25 per diluted share, compared to $7.8 million, or $0.20 per diluted share, for the same period in 2015.  Excluding merger related expenses and other items, net income for the third quarter of 2016 was $12.4 million, or $0.28 per diluted share, compared to $8.3 million, or $0.22 per diluted share, for the third quarter of 2015.
  For the third quarter of 2016, annualized return on average assets was 0.94%, annualized return on average common equity was 9.10%, and annualized return on average tangible common equity was 12.68%.  Excluding merger related expenses, these ratios were 1.03%, 9.96% and 13.89%, respectively.
  Net income for the first nine months of 2016 was $29.6 million, or $0.69 per diluted share, compared to $24.0 million, or $0.63 per diluted share, for the same period in 2015.  Excluding merger related expenses and other items, net income for the first nine months of 2016 was $32.3 million, or $0.76 per diluted share, compared to $24.5 million, or $0.64 per diluted share, for the first nine months of 2015.
  The annualized return on average assets for the nine months ended September 30, 2016 was 0.88%, the annualized return on average common equity was 8.54%, and the annualized return on average tangible common equity was 11.95%.  Excluding merger related expenses, these ratios were 0.96%, 9.34% and 13.07%, respectively.
  The Company reported strong loan growth in the third quarter of 2016.  Excluding the acquisition of Harmony Bank (“Harmony”), total loans and leases increased by $80.5 million, or 2%, to $3.79 billion during the quarter.  This overall increase was primarily due to the addition of $65.8 million in commercial real estate loans and $23.3 million in commercial, industrial and other loans.  For the first nine months of 2016, total loans and leases increased by $826.6 million, or 28%.  Excluding the acquisitions of Pascack and Harmony, this increase was $247.3 million, or 8%.
  The Company also reported robust deposit growth in the third quarter of 2016.  Excluding the acquisition of Harmony, total deposits increased $126.4 million, or 4%, to $3.94 billion during the quarter.  Most notably, non-interest bearing deposits increased $63.6 million, or 8%, during the quarter excluding the impact of Harmony.  Total deposits have increased $946.2 million, or 32%, since December 31, 2015.  This increase was $363.6 million, or 12%, after excluding the acquisitions of Pascack and Harmony.
  The efficiency ratio was 53.42% for the three months ended September 30, 2016, as compared to 60.77% for the same period in 2015.  The decrease in this ratio, in part, reflects the realization of cost savings from the Pascack acquisition and the closure of six branches in 2016.
  Net interest margin (“NIM”) was 3.45% for the third quarter of 2016 compared to 3.47% for the second quarter of 2016 and 3.42% for the third quarter of 2015.
  On September 30, 2016, the Company closed the offering of $75 million of its Fixed-to-Floating Rate Subordinated Notes due September 30, 2026 (the “Notes”).  The Notes bear interest at a rate of 5.125% per annum until September 2021 and the interest rate will then reset quarterly to the then current three-month LIBOR rate plus 397 basis points.
  On October 24, 2016, the Company declared a quarterly cash dividend of $0.095 per common share, payable on November 15, 2016 to holders of record as of the close of business on November 7, 2016.

Thomas J. Shara, Lakeland Bancorp’s President and CEO, commented, “We are very proud of the Company’s continued progress during the third quarter marked by our completion of the Harmony acquisition, substantial organic growth in both loans and deposits, as well as a marked improvement in our efficiency ratio. In the last year, our assets have grown 31% to $4.9 billion and with the completion of our subordinated debt offering, our capital position has strengthened to foster future growth.”

Harmony Acquisition

On July 1, 2016, the Company completed its acquisition of Harmony, which operated three branches in Ocean County, New Jersey, and had $326.4 million in total assets, $259.7 million in total loans and $278.1 million in total deposits.  Goodwill amounted to $11.1 million and core deposit intangibles were $1.0 million.

Earnings

Net income for the third quarter of 2016 was $11.3 million, as compared to $7.8 million for the third quarter of 2015.  Excluding merger related expenses and other items, net income for the third quarter of 2016 was $12.4 million compared to $8.3 million for the third quarter of 2015.

Net income for the first nine months of 2016 was $29.6 million, as compared to $24.0 million for the same period in 2015.  Excluding merger related expenses and other items, net income for the first nine months of 2016 was $32.3 million, compared to $24.5 million for the first nine months of 2015.

Net Interest Income
Net interest income for the third quarter of 2016 was $38.5 million, as compared to $29.3 million for the same period in 2015.  This increase was primarily due to higher levels of loans in 2016, as a result of the 2016 acquisitions of Pascack and Harmony as well as organic growth.  NIM was 3.45% for the third quarter of 2016, compared to 3.42% for the third quarter of 2015.  Included within these percentages were $0.5 million, or five basis points, of loan prepayment fees in the third quarter of 2016, versus $0.1 million, or one basis point, in 2015.  The yield on interest earning assets for the third quarter of 2016 was 3.85%, as compared to 3.75% reported in the third quarter of 2015.  The cost of interest bearing liabilities for the third quarter of 2016 was 0.53%, as compared to 0.44% in the third quarter of 2015, reflecting the higher cost of deposits.

Net interest income for the first nine months of 2016 was $107.5 million, as compared to $86.5 million reported for the first nine months of 2015.  NIM for the first nine months of 2016 was 3.47%, compared to 3.48% for the same period in 2015.  Included within these percentages were $1.5 million, or five basis points, of loan prepayment fees, gains on called securities, and interest recoveries in 2016, versus $0.8 million, or three basis points, in 2015.  The yield on earning assets was 3.86% for the first nine months of 2016 and 3.79% for the same period in 2015.  The cost of interest bearing liabilities for 2016 was 0.51%, as compared to 0.42% in the first nine months of 2015, reflecting the higher cost of deposits.

Non-interest Income
Non-interest income totaled $6.4 million for the third quarter of 2016, as compared to $6.7 million for the same period in 2015.  Non-interest income in 2016 included $0.9 million in bank owned life insurance (“BOLI”) death benefits.  Non-interest income in 2015 included several items not present in 2016, principally the $1.8 million gain on debt extinguishment and $173 thousand gain on sale of investment securities.

Non-interest income totaled $16.2 million for the first nine months of 2016, as compared to $16.4 million for the same period in 2015.  The major variances include the $1.8 million gain on debt extinguishment in 2015 and $0.9 million BOLI death benefits received in 2016 compared to $0.4 million received in 2015.

Non-interest Expense
Non-interest expense for the third quarter of 2016 was $26.0 million, an increase of $2.2 million compared to $23.8 million for the same period in 2015.  Excluding the impact of merger related expenses and the 2015 long-term debt prepayment fee of $2.4 million, non-interest expense increased by $3.2 million.  Salary and benefit expense of $14.6 million increased by $2.3 million, due primarily to the additions of Pascack and Harmony employees and year-over-year increases in employee salary and benefit costs.  Primarily due to the acquisitions of Pascack and Harmony, several non-interest expenses increased a total of $0.8 million related to net occupancy, FDIC insurance, data processing and core deposit intangible amortization.

For the first nine months of 2016, non-interest expense was $75.1 million, an increase of $10.1 million compared to the same period in 2015.  Excluding the impact of merger related expenses and the 2015 long-term debt prepayment fee of $2.4 million, non-interest expense increased by $8.7 million.  Salary and benefit expense of $41.8 million increased by $5.5 million due primarily to the additions of Pascack and Harmony employees and year-over-year increases in employee salary and benefit costs.  The remaining increases in non-interest expense categories were primarily due to higher expenses related to the Pascack and Harmony branches, including net occupancy, furniture and equipment, FDIC insurance and data processing.

Financial Condition

From December 31, 2015 to September 30, 2016, total assets increased $1.03 billion to $4.90 billion, including $405.3 million from Pascack and $326.4 million from Harmony.  During the same period, total loans and leases increased by $826.6 million to $3.79 billion, including $319.6 million from Pascack and $259.7 million from Harmony.  Likewise, total deposits increased $946.2 million to $3.94 billion, including $304.5 million from Pascack and $278.1 million from Harmony.

Asset Quality
At September 30, 2016, non-performing assets totaled $24.6 million (0.50% of total assets), compared to $23.7 million (0.61% of total assets) at December 31, 2015.  Non-performing loans and leases as a percent of total loans and leases of 0.60% decreased 16 basis points from December 31, 2015.  The allowance for loan and lease losses totaled $31.4 million at September 30, 2016, and represented 0.83% of total loans and leases, compared to $30.9 million at December 31, 2015, which represented 1.04% of total loans and leases.  The decline in the allowance coverage is primarily attributed to the acquired loans from Pascack and Harmony at fair market value with no allowance for losses.  The Company’s allowance for loan and lease losses excluding acquired loans would be 0.99%.  The Company had net charge-offs of $3.4 million (0.13% of average loans) for the first nine months of 2016 and $1.1 million for the third quarter of 2016.  The provision for loan and lease losses for the first nine months of 2016 was $3.8 million, versus $1.9 million for the same period in 2015.

Capital
At September 30, 2016, stockholders' equity was $498.7 million, while book value per common share was $11.22, an increase of 6% from December 31, 2015.  Tangible book value per common share was $8.07, an increase of 6% from December 31, 2015.  As of September 30, 2016, the Company’s leverage ratio was 8.26%.  Tier I and total risk based capital ratios were 9.70% and 12.40%, respectively, reflecting the issuance of the subordinated notes.  The common equity tier 1 capital ratio was 8.94%.  The tangible common equity ratio was 7.53%.  The regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal regulatory guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services, competition, and failure to successfully integrate and realize anticipated efficiencies and synergies after the Pascack Community Bank and Harmony Bank mergers.  Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements.  Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results.  Specifically, the Company provides measurements and ratios based on tangible equity and tangible assets.  These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations.  The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

About Lakeland Bank
Lakeland Bancorp, the holding company for Lakeland Bank, has $4.9 billion in total assets with 52 New Jersey branch offices in Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties, five New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Teaneck and Waldwick and two commercial loan production offices serving Middlesex and Monmouth counties in New Jersey and the Hudson Valley region of New York.  Lakeland Bank offers an extensive array of consumer and commercial products and services, including online and mobile banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications.  For more information about the full line of products and services, visit LakelandBank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands, except per share amounts)	2016	2015	2016	2015

INCOME STATEMENT
Net interest income	$38,518	$29,334	$107,470	$86,521
Provision for loan and lease losses	(1,763)	(332)	(3,848)	(1,942)
Other non-interest income	5,664	4,169	14,201	13,119
Gain on sale of investment securities	-	173	370	190
Gain on sale of loans	753	515	1,598	1,244
Gain on debt extinguishment	-	1,830	-	1,830
Long-term debt prepayment fee	-	(2,407)	-	(2,407)
Merger related expenses	(1,697)	(330)	(4,103)	(330)
Other non-interest expense	(24,309)	(21,095)	(71,042)	(62,332)
Pretax income	17,166	11,857	44,646	35,893
Provision for income taxes	(5,839)	(4,032)	(15,081)	(11,876)
Net income	$11,327	$7,825	$29,565	$24,017

Basic earnings per common share	$0.25	$0.20	$0.69	$0.63
Diluted earnings per common share	$0.25	$0.20	$0.69	$0.63
Dividends per common share	$0.095	$0.085	$0.275	$0.245
Weighted average shares - basic	44,439	37,856	42,211	37,837
Weighted average shares - diluted	44,659	38,015	42,390	37,976

SELECTED OPERATING RATIOS
Annualized return on average assets	0.94%	0.84%	0.88%	0.89%
Annualized return on average common equity	9.10%	7.86%	8.54%	8.24%
Annualized return on average tangible common equity (1)	12.68%	10.96%	11.95%	11.56%
Annualized return on interest earning assets	3.85%	3.75%	3.86%	3.79%
Annualized cost of interest bearing liabilities	0.53%	0.44%	0.51%	0.42%
Annualized net interest spread	3.32%	3.31%	3.35%	3.37%
Annualized net interest margin	3.45%	3.42%	3.47%	3.48%
Efficiency ratio (1)	53.42%	60.77%	56.50%	60.68%
Stockholders' equity to total assets			10.17%	10.62%
Book value per common share			$11.22	$10.49
Tangible book value per common share (1)			$8.07	$7.55
Tangible common equity to tangible assets (1)			7.53%	7.88%

ASSET QUALITY RATIOS			9/30/2016	9/30/2015
Ratio of allowance for loan and lease losses to total loans and leases			0.83%	1.09%
Non-performing loans and leases to total loans and leases			0.60%	0.75%
Non-performing assets to total assets			0.50%	0.60%
Annualized net charge-offs to average loans and leases			0.13%	0.08%

SELECTED BALANCE SHEET DATA AT PERIOD-END			9/30/2016	9/30/2015
Loans and leases			$3,794,519	$2,853,764
Allowance for loan and lease losses			(31,369)	(30,994)
Investment securities			638,091	559,295
Total assets			4,904,291	3,743,100
Total deposits			3,941,742	2,919,673
Short-term borrowings			29,699	131,356
Other borrowings			398,671	275,666
Stockholders' equity			498,722	397,687

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Nine Months Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015
Loans and leases	$3,743,434	$2,811,581	$3,481,053	$2,731,518
Investment securities	606,779	581,565	584,271	588,337
Interest earning assets	4,467,524	3,431,018	4,166,190	3,349,755
Total assets	4,805,381	3,685,573	4,486,979	3,604,713
Non-interest bearing demand deposits	895,851	710,011	819,459	686,652
Savings deposits	487,918	398,147	483,140	398,491
Interest bearing transaction accounts	1,988,405	1,497,340	1,816,003	1,491,166
Time deposits	533,224	309,235	495,278	295,460
Total deposits	3,905,398	2,914,733	3,613,880	2,871,769
Short-term borrowings	35,608	61,679	39,165	56,303
Other borrowings	339,204	297,140	344,859	270,871
Total interest bearing liabilities	3,384,359	2,563,542	3,178,445	2,512,291
Stockholders' equity	495,343	394,948	462,445	389,604

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands, except per share amounts)	2016	2015	2016	2015

INTEREST INCOME
Loans and fees	$39,766	$29,123	$109,687	$85,230
Federal funds sold and interest bearing deposits with banks	142	7	341	30
Taxable investment securities and other	2,627	2,639	8,285	8,001
Tax exempt investment securities	470	390	1,300	1,198
TOTAL INTEREST INCOME	43,005	32,159	119,613	94,459
INTEREST EXPENSE
Deposits	2,886	1,464	7,495	4,093
Federal funds purchased and securities sold under agreements to repurchase	19	33	66	92
Other borrowings	1,582	1,328	4,582	3,753
TOTAL INTEREST EXPENSE	4,487	2,825	12,143	7,938
NET INTEREST INCOME	38,518	29,334	107,470	86,521
Provision for loan and lease losses	1,763	332	3,848	1,942
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	36,755	29,002	103,622	84,579
NON-INTEREST INCOME
Service charges on deposit accounts	2,615	2,614	7,580	7,404
Commissions and fees	1,182	984	3,260	3,487
Gain on sale of investment securities	-	173	370	190
Gain on sale of loans	753	515	1,598	1,244
Gain on debt extinguishment	-	1,830	-	1,830
Income on bank owned life insurance	1,303	455	2,125	1,542
Other income	564	116	1,236	686
TOTAL NON-INTEREST INCOME	6,417	6,687	16,169	16,383
NON-INTEREST EXPENSE
Salaries and employee benefits	14,626	12,376	41,802	36,270
Net occupancy expense	2,372	2,067	7,401	6,888
Furniture and equipment	1,876	1,881	5,904	5,166
Stationary, supplies and postage	412	395	1,271	1,137
Marketing expense	429	396	1,123	1,052
FDIC insurance expense	715	474	1,986	1,523
ATM and debit card expense	420	357	1,149	1,081
Telecommunications expense	479	371	1,289	1,074
Data processing expense	518	359	1,497	1,132
Other real estate owned and other repossessed assets expense	(32)	27	33	46
Long-term debt prepayment fee	-	2,407	-	2,407
Merger related expenses	1,697	330	4,103	330
Core deposit intangible amortization	201	98	532	316
Other expenses	2,293	2,294	7,055	6,647
TOTAL NON-INTEREST EXPENSE	26,006	23,832	75,145	65,069
INCOME BEFORE PROVISION FOR INCOME TAXES	17,166	11,857	44,646	35,893
Provision for income taxes	5,839	4,032	15,081	11,876
NET INCOME	$11,327	$7,825	$29,565	$24,017
EARNINGS PER COMMON SHARE
Basic	$0.25	$0.20	$0.69	$0.63
Diluted	$0.25	$0.20	$0.69	$0.63
DIVIDENDS PER COMMON SHARE	$0.095	$0.085	$0.275	$0.245

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	September 30,	December 31,
(Dollars in thousands)	2016	2015
	(Unaudited)
ASSETS
Cash and due from banks	$182,356	$113,894
Federal funds sold and interest bearing deposits due from banks	12,995	4,599
Total cash and cash equivalents	195,351	118,493

Investment securities available for sale, at fair value	480,392	442,349
Investment securities held to maturity; fair value of $143,939 in 2016
and $117,594 in 2015	141,124	116,740
Federal Home Loan Bank and other membership stocks, at cost	16,575	14,087
Loans held for sale	3,690	1,233
Loans and leases:
Commercial, real estate	2,675,154	1,879,659
Commercial, industrial and other	339,291	307,044
Leases	65,659	56,660
Residential mortgages	370,766	389,692
Consumer and home equity	343,649	334,891
Total loans and leases	3,794,519	2,967,946
Net deferred costs	(3,187)	(2,746)
Allowance for loan and lease losses	(31,369)	(30,874)
Net loans and leases	3,759,963	2,934,326
Premises and equipment, net	52,384	35,881
Accrued interest receivable	11,551	9,208
Goodwill	136,392	109,974
Other identifiable intangible assets	3,545	1,545
Bank owned life insurance	71,930	65,361
Other assets	31,394	20,353
TOTAL ASSETS	$4,904,291	$3,869,550

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Non-interest bearing	$931,385	$693,741
Savings and interest bearing transaction accounts	2,471,097	1,958,510
Time deposits through $250,000	408,904	270,623
Time deposits over $250,000	130,356	72,698
Total deposits	3,941,742	2,995,572
Federal funds purchased and securities sold under agreements to repurchase	29,699	151,234
Other borrowings	293,875	271,905
Subordinated debentures	104,796	31,238
Other liabilities	35,457	19,085
TOTAL LIABILITIES	4,405,569	3,469,034

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares;
issued 44,442,621 shares at September 30, 2016
and 37,906,481 shares at December 31, 2015	461,460	386,287
Retained earnings	30,903	13,079
Accumulated other comprehensive gain	6,359	1,150
TOTAL STOCKHOLDERS' EQUITY	498,722	400,516
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,904,291	$3,869,550

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Sept 30,	June 30,	Mar 31,	Dec 31,	Sept 30,
(Dollars in thousands, except per share data)	2016	2016	2016	2015	2015

INCOME STATEMENT
Net interest income	$38,518	$35,102	$33,850	$30,119	$29,334
Provision for loan and lease losses	(1,763)	(1,010)	(1,075)	-	(332)
Other non-interest income	5,664	4,460	4,077	4,290	4,169
Gain on investment securities	-	-	370	51	173
Gain on sale of loans	753	425	420	437	515
Gain on debt extinguishment	-	-	-	-	1,830
Long-term debt prepayment fee	-	-	-	-	(2,407)
Merger related expenses	(1,697)	(685)	(1,721)	(822)	(330)
Other non-interest expense	(24,309)	(23,030)	(23,703)	(21,320)	(21,095)
Pretax income	17,166	15,262	12,218	12,755	11,857
Provision for income taxes	(5,839)	(5,132)	(4,110)	(4,291)	(4,032)
Net income	$11,327	$10,130	$8,108	$8,464	$7,825

Basic earnings per common share	$0.25	$0.24	$0.20	$0.22	$0.20
Diluted earnings per common share	$0.25	$0.24	$0.20	$0.22	$0.20
Dividends per common share	$0.095	$0.095	$0.085	$0.085	$0.085
Dividends paid	$4,261	$3,955	$3,525	$3,246	$3,244
Weighted average shares - basic	44,439	41,238	40,931	37,865	37,856
Weighted average shares - diluted	44,659	41,406	41,091	38,048	38,016

SELECTED OPERATING RATIOS
Annualized return on average assets	0.94%	0.93%	0.77%	0.89%	0.84%
Annualized return on average common equity	9.10%	9.04%	7.40%	8.40%	7.86%
Annualized return on average tangible common equity (1)	12.68%	12.63%	10.40%	11.64%	10.96%
Annualized net interest margin	3.45%	3.47%	3.48%	3.43%	3.42%
Efficiency ratio (1)	53.42%	56.23%	60.38%	58.70%	60.77%
Common stockholders' equity to total assets	10.17%	10.18%	10.15%	10.35%	10.62%
Tangible common equity to tangible assets (1)	7.53%	7.53%	7.45%	7.69%	7.88%
Tier 1 risk-based ratio	9.70%	9.73%	9.93%	10.53%	10.81%
Total risk-based ratio	12.40%	10.65%	10.87%	11.61%	11.93%
Tier 1 leverage ratio	8.26%	8.24%	8.33%	8.70%	8.77%
Common equity tier 1 capital ratio	8.94%	8.90%	9.06%	9.54%	9.78%
Book value per common share	$11.22	$11.03	$10.84	$10.57	$10.49
Tangible book value per common share (1)	$8.07	$7.93	$7.72	$7.62	$7.55

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Sept 30,	June 30,	Mar 31,	Dec 31,	Sept 30,
(Dollars in thousands)	2016	2016	2016	2015	2015

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$3,794,519	$3,454,304	$3,368,961	$2,967,946	$2,853,764
Allowance for loan and lease losses	(31,369)	(30,667)	(30,553)	(30,874)	(30,994)
Investment securities	638,091	602,408	573,136	573,176	559,295
Total assets	4,904,291	4,467,860	4,404,233	3,869,550	3,743,100
Total deposits	3,941,742	3,537,331	3,462,636	2,995,571	2,919,673
Short-term borrowings	29,699	123,662	128,841	151,234	131,356
Other borrowings	398,671	326,009	341,269	303,143	275,666
Stockholders' equity	498,722	454,934	446,875	400,516	397,687

LOANS AND LEASES
Commercial, real estate	$2,675,154	$2,353,125	$2,243,335	$1,879,659	$1,776,911
Commercial, industrial and other	339,291	313,062	332,097	307,044	290,961
Leases	65,659	63,338	60,925	56,660	55,057
Residential mortgages	370,766	383,823	392,387	389,692	400,247
Consumer and home equity	343,649	340,956	340,217	334,891	330,588
Total loans and leases	$3,794,519	$3,454,304	$3,368,961	$2,967,946	$2,853,764

DEPOSITS
Non-interest bearing	$931,385	$824,077	$774,487	$693,741	$694,267
Savings and interest bearing transaction accounts	2,471,097	2,235,918	2,204,356	1,958,510	1,907,858
Time deposits	539,260	477,336	483,793	343,321	317,548
Total deposits	$3,941,742	$3,537,331	$3,462,636	$2,995,572	$2,919,673

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$3,743,434	$3,412,503	$3,284,339	$2,898,477	$2,811,581
Investment securities	606,779	575,206	570,581	561,024	581,565
Interest earning assets	4,467,524	4,094,575	3,933,160	3,509,867	3,431,018
Total assets	4,805,381	4,403,588	4,248,468	3,779,819	3,685,573
Non-interest bearing demand deposits	895,851	801,488	760,198	722,270	710,011
Savings deposits	487,918	485,580	475,870	402,217	398,147
Interest bearing transaction accounts	1,988,405	1,775,129	1,682,580	1,573,638	1,497,340
Time deposits	533,224	487,169	465,024	328,080	309,235
Total deposits	3,905,398	3,549,366	3,383,672	3,026,205	2,914,733
Short-term borrowings	35,608	31,591	50,335	47,276	61,679
Other borrowings	339,204	346,347	349,088	286,887	297,140
Total interest bearing liabilities	3,384,359	3,125,815	3,022,897	2,638,098	2,563,542
Stockholders' equity	495,343	450,806	440,823	399,987	394,948

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Sept 30,	June 30,	Mar 31,	Dec 31,	Sept 30,
(Dollars in thousands)	2016	2016	2016	2015	2015
AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.23%	4.22%	4.18%	4.12%	4.11%
Taxable investment securities and other	2.06%	2.18%	2.39%	2.09%	2.06%
Tax-exempt securities	3.01%	3.15%	3.40%	3.49%	3.41%
Federal funds sold and interest bearing cash accounts	0.48%	0.46%	0.38%	0.25%	0.07%
Total interest earning assets	3.85%	3.85%	3.86%	3.76%	3.75%

LIABILITIES
Savings accounts	0.06%	0.05%	0.08%	0.05%	0.05%
Interest bearing transaction accounts	0.34%	0.31%	0.30%	0.26%	0.25%
Time deposits	0.81%	0.79%	0.74%	0.70%	0.63%
Borrowings	1.71%	1.62%	1.52%	1.53%	1.52%
Total interest bearing liabilities	0.53%	0.50%	0.49%	0.44%	0.44%
Net interest spread (taxable equivalent basis)	3.32%	3.35%	3.37%	3.32%	3.31%

Annualized net interest margin (taxable equivalent basis)	3.45%	3.47%	3.48%	3.43%	3.42%
Annualized cost of deposits	0.29%	0.27%	0.26%	0.22%	0.20%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$30,667	$30,553	$30,874	$30,994	$30,174
Provision for loan and lease losses	1,763	1,010	1,075	-	332
Charge-offs	(1,273)	(1,045)	(1,543)	(1,140)	(584)
Recoveries	212	149	147	1,020	1,072
Balance at end of period	$31,369	$30,667	$30,553	$30,874	$30,994

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$(11)	$113	$81	$(450)	$(936)
Commercial, industrial and other	(30)	137	583	(56)	88
Leases	40	183	69	(1)	13
Home equity and consumer	677	250	574	561	204
Real estate - mortgage	385	213	89	66	143
Net charge-offs (recoveries)	$1,061	$896	$1,396	$120	$(488)

NON-PERFORMING ASSETS
Commercial, real estate	$13,068	$12,554	$11,943	$10,446	$8,176
Commercial, industrial and other	39	41	1,163	103	832
Leases	78	159	282	316	154
Home equity and consumer	2,210	3,325	3,249	3,167	3,530
Real estate - mortgage	7,264	8,865	8,330	8,664	8,805
Total non-accruing loans and leases	22,659	24,944	24,967	22,696	21,497
Property acquired through foreclosure or repossession	1,918	1,594	792	983	819
Total non-performing assets	$24,577	$26,538	$25,759	$23,679	$22,316

Loans past due 90 days or more and still accruing	$10	$42	$101	$331	$123
Loans restructured and still accruing	$9,251	$9,509	$10,545	$10,108	$11,927

Ratio of allowance for loan and lease losses to total loans and leases	0.83%	0.89%	0.91%	1.04%	1.09%
Non-performing loans and leases to total loans and leases	0.60%	0.72%	0.74%	0.76%	0.75%
Non-performing assets to total assets	0.50%	0.59%	0.58%	0.61%	0.60%
Annualized net charge-offs (recoveries) to average loans	0.11%	0.11%	0.17%	0.02%	-0.07%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	Sept 30,	June 30,	Mar 31,	Dec 31,	Sept 30,
(Dollars in thousands, except per share amounts)	2016	2016	2016	2015	2015

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$498,722	$454,934	$446,875	$400,516	$397,687
Less: Goodwill	136,392	125,285	125,443	109,974	109,974
Less: Other identifiable intangible assets	3,545	2,728	2,891	1,545	1,644
Total tangible common stockholders' equity at end of period - Non-GAAP	$358,785	$326,921	$318,541	$288,997	$286,069

Shares outstanding at end of period	44,443	41,241	41,241	37,906	37,906

Book value per share - GAAP	$11.22	$11.03	$10.84	$10.57	$10.49

Tangible book value per share - Non-GAAP	$8.07	$7.93	$7.72	$7.62	$7.55

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$358,785	$326,921	$318,541	$288,997	$286,069

Total assets at end of period - GAAP	$4,904,291	$4,467,860	$4,404,233	$3,869,550	$3,743,100
Less: Goodwill	136,392	125,285	125,443	109,974	109,974
Less: Other identifiable intangible assets	3,545	2,728	2,891	1,545	1,644
Total tangible assets at end of period - Non-GAAP	$4,764,354	$4,339,847	$4,275,899	$3,758,031	$3,631,482

Common equity to assets - GAAP	10.17%	10.18%	10.15%	10.35%	10.62%

Tangible common equity to tangible assets - Non-GAAP	7.53%	7.53%	7.45%	7.69%	7.88%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$11,327	$10,130	$8,108	$8,464	$7,825

Total average common stockholders' equity - GAAP	$495,343	$450,806	$440,823	$399,987	$394,948
Less: Average goodwill	136,392	125,424	124,423	109,974	109,974
Less: Average other identifiable intangible assets	3,685	2,828	2,920	1,606	1,706
Total average tangible common stockholders' equity - Non-GAAP	$355,266	$322,554	$313,480	$288,407	$283,268

Return on average common stockholders' equity - GAAP	9.10%	9.04%	7.40%	8.40%	7.86%

Return on average tangible common stockholders' equity - Non-GAAP	12.68%	12.63%	10.40%	11.64%	10.96%

CALCULATION OF EFFICIENCY RATIO
Total non-interest expense	$26,006	$23,715	$25,424	$22,142	$23,832
Amortization of core deposit intangibles	(201)	(164)	(167)	(99)	(98)
Other real estate owned and other repossessed asset expense	32	(26)	(39)	(135)	(27)
Long-term debt prepayment fee	-	-	-	-	(2,407)
Merger related expenses	(1,697)	(685)	(1,721)	(822)	(330)
Provision for unfunded lending commitments	-	(230)	(208)	(506)	(168)
Non-interest expense, as adjusted	$24,140	$22,610	$23,289	$20,580	$20,802

Net interest income	$38,518	$35,102	$33,850	$30,119	$29,334
Total non-interest income	6,417	4,885	4,867	4,778	6,687
Total revenue	44,935	39,987	38,717	34,897	36,021
Tax-equivalent adjustment on municipal securities	253	225	222	212	210
Gain on debt extinguishment	-	-	-	-	(1,830)
Gains on sale of investment securities	-	-	(370)	(51)	(173)
Total revenue, as adjusted	$45,188	$40,212	$38,569	$35,058	$34,228

Efficiency ratio - Non-GAAP	53.42%	56.23%	60.38%	58.70%	60.77%

	For the Quarter Ended		For the Nine Months Ended
	Sept 30,	Sept 30,	Sept 30,	Sept 30,
(Dollars in thousands, except per share amounts)	2016	2015	2016	2015
RECONCILIATION OF EARNINGS PER SHARE
Net income - GAAP	$11,327	$7,825	$29,565	$24,017

NON-ROUTINE TRANSACTIONS
Debt prepayment charges ($2,407 before tax)	-	1,424	-	1,424
Gain on debt extinguishment ($1,830 before tax)	-	(1,082)	-	(1,082)
Associated gain on sale of investment securities ($173 before tax)	-	(102)	-	(102)
Tax deductible merger related expenses	893	94	1,915	94
Non-tax deductible merger related expenses	187	169	866	169
Net effect of non-routine transactions	1,080	503	2,781	503

Adjusted net income	12,407	8,328	32,346	24,520
Less: Earnings allocated to participating securities	(114)	(68)	(275)	(189)
Total adjusted net income - Non-GAAP	$12,293	$8,260	$32,071	$24,331

Weighted average shares - Basic	44,439	37,856	42,211	37,837
Weighted average shares - Diluted	44,659	38,015	42,390	37,976

Basic earnings per share - Non-GAAP	$0.28	$0.22	$0.76	$0.64
Diluted earnings per share - Non-GAAP	$0.28	$0.22	$0.76	$0.64

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Nine Months Ended,
	Sept 30,	Sept 30,
(Dollars in thousands)	2016	2015

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$29,565	$24,017

Total average common stockholders' equity - GAAP	$462,445	$389,604
Less: Average goodwill	128,774	109,974
Less: Average other identifiable intangible assets	3,146	1,810
Total average tangible common stockholders' equity - Non-GAAP	$330,525	$277,820

Return on average common stockholders' equity - GAAP	8.54%	8.24%

Return on average tangible common stockholders' equity - Non-GAAP	11.95%	11.56%

CALCULATION OF EFFICIENCY RATIO
Total non-interest expense	$75,145	$65,069
Amortization of core deposit intangibles	(532)	(316)
Other real estate owned and other repossessed asset expense	(33)	(46)
Long-term debt prepayment fee	-	(2,407)
Merger related expenses	(4,103)	(330)
Provision for unfunded lending commitments	(438)	(358)
Non-interest expense, as adjusted	$70,039	$61,612

Net interest income	$107,470	$86,521
Non-interest income	16,169	16,383
Total revenue	123,639	102,904
Tax-equivalent adjustment on municipal securities	700	645
Gain on debt extinguishment	-	(1,830)
Gain on sale of investment securities	(370)	(190)
Total revenue, as adjusted	$123,969	$101,529

Efficiency ratio - Non-GAAP	56.50%	60.68%

Thomas J. Shara
President & CEO

Joseph F. Hurley
EVP & CFO
973-697-2000